Intangible assets	6 Months Ended
Jun. 30, 2019
Text block [abstract]
Intangible assets
2.5.8	Intangible assets

(€’000)	As of June 30, 2019	As of December 31, 2018
OnCyte IPRD	33,676	33,677
C-Cath development costs	640	673
Goodwill	883	883
Patents & Licenses	833	876
Other intangible assets	55	55

Total Intangible assets	36,086	36,163

The variance on the total intangible assets as of June 30, 2019 resulted primarily from the regular amortization of C-Cath development costs and our Patents & Licenses. Goodwill and OnCyte IPRD are not amortized, but are tested for impairment at least annually and whenever events or changes in circumstances indicate that their carrying value may not be recoverable. An impairment test has been performed by the company leading to the conclusion that no impairment was identified as of June 30, 2019.